UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________


                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                  DATE OF FISCAL YEAR END:  DECEMBER 31, 2012

                  DATE OF REPORTING PERIOD:  DECEMBER 31, 2012

ITEM 1.       REPORTS TO STOCKHOLDERS.



                        THE ADVISORS' INNER CIRCLE FUND


                                 [LOGO OMITTED]

                      MANAGED BY PENNANT MANAGEMENT, INC.
                      -----------------------------------
                         A WHOLLY OWNED USFS SUBSIDIARY


               USFS FUNDS LIMITED DURATION GOVERNMENT FUND
               USFS FUNDS TACTICAL ASSET ALLOCATION FUND


ANNUAL REPORT                                                DECEMBER 31, 2012








                                             INVESTMENT ADVISER:
                                             PENNANT MANAGEMENT, INC.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1
Schedules of Investments
     Limited Duration Government Fund .....................................    8
     Tactical Asset Allocation Fund .......................................   12
Statements of Assets and Liabilities ......................................   16
Statements of Operations ..................................................   17
Statements of Changes in Net Assets
     Limited Duration Government Fund .....................................   18
     Tactical Asset Allocation Fund .......................................   19
Financial Highlights
     Limited Duration Government Fund .....................................   20
     Tactical Asset Allocation Fund .......................................   21
Notes to Financial Statements .............................................   22
Report of Independent Registered Public Accounting Firm ...................   33
Disclosure of Fund Expenses ...............................................   34
Trustees and Officers of The Advisors' Inner Circle Fund ..................   36
Board Considerations in Re-Approving the Advisory Agreement ...............   42
Notice to Shareholders ....................................................   44

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
SHAREHOLDERS' LETTER
--------------------------------------------------------------------------------

USFS FUNDS 2012 COMMENTARY
USFS TACTICAL ASSET ALLOCATION FUND (USFSX)
USFS LIMITED DURATION GOVERNMENT BOND FUND (USLDX)

INTRODUCTION
We are excited to work on behalf of our USFSX and USLDX shareholders to provide exceptional market returns. USFSX is our firm's signature equity mutual fund and is managed by the team of Mark A. Elste, CFA and Chris J. Weber. USLDX is our well-respected U.S. Government bond fund and is managed by the team of James Habanek, CFA and John Culhane, CFA.

FUND PERFORMANCE REVIEW
The year of 2012 was less rewarding for the USFS Tactical Asset Allocation Fund on a relative return basis than 2011. This relative under performance was primarily due to our industry selection and asset allocation of the Fund between cash equivalents and being fully invested. For the year ended December 31, 2012, the Fund returned 8.37% versus 16.00% for the S&P 500 and 10.24% for the Dow Jones Industrial Average.

During most of 2012 the Fund was invested similarly to how it had finished 2011, where cash and industry selection focused on defensive positions such as utility stocks that afforded high dividend yields. This cautious outlook caused us to shun low quality stocks and other securities that rely on strong economic growth to produce returns; and, to hold cash for re-deployment after an expected market correction. As 2012 began we saw little evidence that the economy justified a bullish repositioning so we maintained the holdings that had served the Fund well in 2011.

Throughout 2012 the uncertainty that affected the stock market would routinely rotate between risk on and risk off trades. For our professional portfolio management staff, the geopolitical uncertainty that fueled these intermittent changes in investing sentiment hardly justified our abandonment of the risk adverse positioning that we had established earlier. With hindsight this was an incorrect position on which to enter 2012, so we amended to a fully invested position in securities designed for growth at reasonable value in the final quarter of the year. This proved to be an effective remedy and the portfolio is now composed of well capitalized large cap dividend growth stocks that we believe can grow their earnings and dividends in what is still a difficult economic backdrop both domestically and offshore.

Nothing has materially occurred to change our view that the U.S. stock market is in a secular bear market that began in March 2000. These market super cycles have historically taken 15 years to wind up to bull market excess, and equally long to unwind. As we enter 2013, we may yet have several more years of difficult stock market action based on long-term experience.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
We understand however that much time and invested capital is wasted explaining how markets should be acting, when acknowledging how they are actually performing is a requirement to stay abreast. With stocks being a leading economic indicator we must ultimately be in harmony with the market in order to succeed on behalf of the Fund's shareholders. With strong economic headwinds in the form of below average GDP, continued high unemployment and the still unwinding debt super cycle, we hardly believe we are yet out of the economic wood shed; so, moving away from high yield names to dividend growth names purchased at good valuation levels appears to us to be the most attractive approach to what faces the Fund in 2013 and beyond.

The USFS Limited Duration Government Bond Fund realized a total return of 0.15% in the fourth quarter of 2012 versus 0.06% the BofA Merrill Lynch U.S. Treasury 0-1 Yr. Index and 0.07% for the BofA Merrill Lynch U.S. Treasury 1-3 Yr. Index, and 0.74% for calendar year 2012 versus 0.18% the BofA Merrill Lynch U.S. Treasury 0-1 Yr. Index and 0.43% for the BofA Merrill Lynch U.S. Treasury 1-3 Yr. Index. The very low level of short-term interest rates, anchored by the Federal Reserve's near 0% short-term interest rate policy, continues to make it very difficult to generate positive total returns with investments limited to short-duration U.S. Government and Government Agency fixed-income securities. Nonetheless, both in the fourth quarter and for the year 2012, the Fund outperformed its benchmarks net of expenses.

Unlike most other funds within Short-Term Government and Agency Bond peer group(1), the Fund at all times limits its holdings to securities that have a risk-based capital weighting of 20% or less under the current risk-based capital regulations. Increased investors' appetites for risk have caused credit spreads, or risk premiums to narrow. Because the Fund will generally hold U.S. Government and Agency securities, and other securities which are U.S. Government guaranteed, fixed-income securities, the Fund's performance is somewhat mitigated relative to its peer group which in most instances holds some lower-rated and higher-yielding securities and foreign sovereign debt.

Short-term yields remained near record low levels in the fourth quarter. Therefore, strategies to reduce price and interest-rate risk continued to be undertaken by the Fund's managers. The Fund also continued to minimize its holdings of Treasuries relative to the overweight allocation to Treasuries that it had maintained over the past two years. To the benefit of the Fund's year-to-date performance, the Fund's managers increased exposure to government agency mortgage-backed securities and FDIC insured certificates of deposit. Further, the Fund continues to favor callable, step-up coupon and cushion government agency securities which ordinarily can provide some price protection in rising interest rate environments, while providing higher current income streams. The Fund continues to maintain a significant allocation to variable rate asset-backed U.S. government guaranteed securities. The active management of the U.S Treasury securities component of the Fund also contributed positively to performance.

----------
1 Peer groups include Morningstar "Short Government" Category, Lipper "Short U.S. Government Funds Objective" Category, and "Bloomberg Government/Agency Short Term" Category.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
The Fund distributed dividends totaling $0.0179 and $0.0685 per share to shareholders during the fourth quarter and twelve months of 2012, respectively. After the distribution of dividends, the Fund's Net Asset Value (NAV) as of December 31, 2012 remained unchanged at $12.07 relative to September 30, 2012, and increased from $12.05 on December 31, 2011. Assets under management within the Fund decreased from $40.9 million on September 30, 2012 and from $56.4 million on December 31, 2011 to $38.6 million on December 31, 2012. The decline in the Fund's assets under management was largely due to the Advisor's decision to remove client Individual Retirement Account dollars from the Fund and to redeploy them into higher-yielding, more broad-based bond funds and high-dividend stocks. The duration(2) of the Fund decreased to approximately
1.25 years from approximately 1.5 years on December 31, 2011. The Fund's continuing strategy of shortening duration should benefit both the relative and absolute performances of the Fund in 2013 and beyond. The Fund managers believe that market-driven interest rate levels will soon begin to rise, and that the Fund is well positioned for that eventuality. The short duration of the Fund should allow it to outperform longer duration bond funds, and help mitigate interest-rate risk. The immediate challenge to the Fund remains the ability to earn a positive return at a time when short-term yields are lower than the administrative expenses of managing the Fund.

2013 OUTLOOK

EQUITY MARKET
We have argued for over a decade that the United States equity markets entered a secular Bear in March of 2000. Historically, these super cycles take 10 to 15 years to run their course; and, this secular Bear is now approaching 13 years. Although only time will tell when the secular down cycle has run its course and a new secular Bull again begins, we feel strongly that the absolute bottom was reached in mid-March of 2009; we doubt additional cyclical Bear tests will challenge that 2009 low.

Stock markets go through super cycles that we call secular Bull or Bear markets. They start when stock markets are unloved and thereby under owned, and take almost a generation to reach their full potential of irrational exuberance. When they finally reach their zenith they take equally long to unwind.

For those industry participants that have lived their lives in this industry the road markers along the way can be easy to spot; but, any attempt to call absolute peaks or valleys is a fool's pursuit. Right now we are in the basing process of a secular Bear. This is adequately displayed by looking at the total return metrics for stocks and bond since December of 1999 through the end of 2010, 2011 and 2012. Over long periods of time stocks seldom have total return coefficients this low. What this has meant to the average investor is frustration at best. The more bonds show better numbers, the more money has poured into this currently overly expensive asset class, further exacerbating the problem by pushing bond prices still higher.

----------
2 Duration is a measure of the price sensitivity of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. The higher the duration number, the greater the interest-rate risk of a fixed-income investment.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
This is how secular Bear markets go. Based on poor results investors generally sell stocks into market lows as they gravitate towards the asset class that was the most recent best performer. Essentially however, when everyone thinks stocks are a rotten investment with the percentage exposure to stocks at a low, a secular Bull is set to begin.

We cannot say how close we are to a new long-term Bull, but valuation evidence clearly is marking an increasingly compelling case for equities.

Having said all of this it seems equally clear that the cyclical Bull that initiated in March of 2009 is rather ragged and well worn. Many technical indicators are blinking caution, but it is hard to argue with a market that refuses to roll over.

Stocks could very well get more expensive before producing a cyclical top. Thanks to the simple technology of the printing press, the current expansion could turn into a lengthy and lopsided affair we have grown to expect from our Federal Reserve ("Fed") chairmen. Nonetheless, pragmatic stock market participants must acknowledge that the easy money stock market gains were booked early on, at a time when owning stocks made one sick with unease (March of 2009).

Our best guess is that stocks will do modestly well in 2013, for two reasons. First, as alluded to above, there is a strong relationship between an overly accommodative Fed and a positively biased stock market; and, secondly because the simple dividend yield on stocks makes them so compelling next to what is available for investment in bonds. To us the bond market represents such a poor value that stocks with good balance sheets and growing dividends produce better total return potential no matter how you measure the relationship.

FIXED INCOME MARKET
Yields on U.S Treasury securities ended 2012 at virtually unchanged levels from the prior year. However, the benchmark ten-year Treasury note, which finished the year at 1.76%, was up sharply from its low of 1.37% reached in July. The year-over-year appearance of relative stability masked the considerable volatility that was experienced on an intra-year basis. As this piece is being penned in early January, bond yields have risen further, to their highest levels since May of 2012, as some investors have concluded that the eleventh-hour sidestep of the "fiscal cliff" is positive for the domestic and global economies. The increase in bond yields in the first few days of this New Year erased most of last year's total returns on bonds.

We remain of the opinion that the Federal Reserve's manipulation of the yield curve and artificial suppression of interest rate levels renders bonds overvalued, especially relative to the dividend yields available on many stocks. However, the short-end of the yield curve is likely to remain anchored by the Federal Reserve's excessively easy monetary policy, and therefore, is likely to increase only marginally in the short and intermediate terms. But, it is becoming increasingly likely, as we have previously argued, that the bond market witnessed an important cyclical yield low in July of last year. It is our view that intermediate and longer-term yields will work their way gradually and irregularly higher throughout the year. The consensus forecast among market analysts is for the ten-year Treasury note yield

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012

--------------------------------------------------------------------------------
to increase to 2.30%, from the 2012 closing level of 1.76%, by the end of 2013. Further, the real, or inflation-adjusted, yield on the ten-year Treasury note is virtually 0%, depending upon one's preferred measure of inflation. Also, our preferred fair-valuation model of the ten-year note indicates that it is overvalued by an unusually large 60 basis points, or 0.6 of 1%. In concert, these various measures and expectations all suggest that the ten-year Treasury note yield should rise to between 2.25% and 2.50% later in 2013. Such a move would result in a total return for the ten-year Treasury note of about a negative 5% over a one-year time period. Given the current term structure of bond yields, an increase in market-driven interest rates of as little as 25 basis points, o of 1%, will be sufficient to cause total returns on bonds to be negative along the entire maturity curve over a period of one year. It is our view that all bonds have the potential to decline dramatically in value over the next few years. Contrary to the Fed's objective and desire, the yield curve has steepened after the announcement of each of the Federal Reserve's past two quantitative easing initiatives. The fixed-income markets are beginning to behave as if they believe that the Fed has overplayed its monetary easing hand. We expect the yield curve to steepen further as this year progresses.

The Fed has repeatedly stated over the past year or so that it is its desire and intent to keep interest rates low for the next couple of years at least, and many investors have presumed that it will do so under all circumstances, and also that it has that ability. We have repeatedly expressed that the Fed's intent and desire at any point in time is not a "promise", and that to assume so is risky. The minutes of the December 12, 2012 Fed policy-setting meeting indicated that some Federal Reserve regional bank presidents are becoming nervous about the Fed's bond-buying programs, fearing among things, that they will destroy the value of the U.S. dollar. This was the real catalyst for the backup in interest rate levels as this New Year began. We believe the bond market should find good support on a short-term basis at a yield level of approximately 2.10% on the ten-year Treasury note, from which we should see another brief rally up in bond prices and down in rates. However, if that does occur, it should be followed by still higher interest rate levels thereafter. A downward correction in the stock market is the most likely catalyst for a near-term decline in bond yields. In reality, the Fed cannot control anything other than very short-term interest rates. When the bond market determines that rates need to rise, they will force market-driven rates higher, regardless of what the Fed wants or does, and Fed policy will be forced to accommodate the will of the bond market. In the end, the bond market rules. The bond market will ultimately dictate the future of U.S. monetary and budgetary policy. We also believe that a bond market bloodbath similar to 1994, during which the ten-year Treasury note yield rose by more than 2.50%, and had a total return of approximately -20%, is very possible within the next couple of years.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUNDS AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                               Average Annual Total Return
                                            for period ended December 31, 2012(1)
                                  ---------------------------------------------------------
                                  One Year   Three Year    Five Year        Annualized
                                   Return      Return        Return     Inception to Date(2)
--------------------------------------------------------------------------------------------
USFS FUNDS LIMITED DURATION
GOVERNMENT FUND                     0.74%      1.14%         1.96%            2.68%
--------------------------------------------------------------------------------------------
BOFA MERRILL LYNCH 0-1 YEAR
US TREASURY INDEX                   0.18%      0.29%         0.93%            2.14%
--------------------------------------------------------------------------------------------
BOFA MERRILL LYNCH 1-3 YEAR
US TREASURY INDEX                   0.43%      1.44%         2.32%            2.96%
--------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

Initial Investment Date            7/6/04  12/31/04  12/31/05  12/31/06  12/31/07  12/31/08  12/31/09  12/31/10  12/31/11  12/31/12
                                   ------  --------  --------  --------  --------  --------  --------  --------  --------  --------
USFS Limited Duration US
 Government Fund                   10000    10044     10245     10692     11357     11836     12096     12329     12423    12515

BofA Merrill Lynch 0-1 Year US
 Treasury Index(3)                 10000    10069     10356     10840     11431     11813     11870     11916     11954    11975

BofA Merrill Lynch 1-3 Year US
 Treasury Index(4)                 10000    10066     10234     10640     11418     12173     12268     12556     12752    12807




(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. FEE WAIVERS WERE IN EFFECT, IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2)  THE USFS FUNDS LIMITED DURATION FUND COMMENCED OPERATIONS ON JULY 6, 2004.

(3) THE BOFA MERRILL LYNCH 0-1 YEAR US TREASURY INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE DIRECT SOVEREIGN DEBT OF THE U.S. GOVERNMENT HAVING A MATURITY OF LESS THAN A YEAR.

(4) THE BOFA MERRILL LYNCH 1-3 YEAR US TREASURY INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF THE DIRECT SOVEREIGN DEBT OF THE U.S. GOVERNMENT HAVING A MATURITY OF AT LEAST ONE YEAR AND LESS THAN THREE YEARS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                       Average Annual Total Return
                                  for period ended December 31, 2012(1)
                              --------------------------------------------------
                                One Year   Three Year        Annualized
                                Return       Return     Inception to Date(2)
--------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET
ALLOCATION FUND                  8.37%        8.52%           9.03%
--------------------------------------------------------------------------------
S&P 500 INDEX                   16.00%       10.87%          11.24%
--------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


Initial Investment Date         11/30/09  12/31/09  12/31/10  12/31/11  12/31/12
                                --------  --------  --------  --------  --------
USFS Asset Allocation
 Fund                            10000      10215     11652     12048    13056

S&P 500 Index(3)                 10000      10913     11729     11976    13893





(1) THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) THE USFS FUNDS TACTICAL ASSET ALLOCATION FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2009.

(3)  THE S&P 500 INDEX CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE,
     LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES NUMBER OF SHARES OUTSTANDING), WITH EACH STOCK'S WEIGHT IN THE INDEX PROPORTIONATE TO ITS MARKET VALUE. THE S&P 500 INDEX IS ONE OF THE MOST WIDELY USED BENCHMARKS OF U.S. EQUITY PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]

42.4% U.S. Government Agency Mortgage-Backed Obligations
41.7% Small Business Administration (SBA)
6.0% U.S. Government Agency Obligations
4.4% Certificates of Deposit
4.0% Short-Term Investment
1.5% U.S. Treasury Obligations

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 43.6%
--------------------------------------------------------------------------------

                                                         FACE
DESCRIPTION                                             AMOUNT          VALUE
-----------                                          -----------     -----------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
     5.250%, 05/15/17 ...........................    $   248,561     $   255,005
     4.000%, 04/01/14 ...........................         18,402          19,566
     4.000%, 05/01/14 ...........................        182,712         194,281
     3.500%, 11/01/25 ...........................        717,324         754,326
     2.709%, 01/01/36 (A) .......................        255,033         278,938
     2.293%, 01/01/35 (A) .......................        446,044         465,210
     2.000%, 09/15/39 ...........................        835,870         853,455
     1.500%, 09/15/22 ...........................      1,623,111       1,646,601
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
     5.500%, 12/25/14 ...........................        430,936         432,510
     5.000%, 11/25/49 ...........................        187,488         200,513
     4.500%, 05/01/14 ...........................         97,368         104,765
     3.000%, 11/01/20 ...........................        787,714         831,801
     2.790%, 06/25/44 (A) .......................      1,055,967       1,127,331
     2.500%, 07/25/24 ...........................        494,713         500,667
     2.220%, 07/01/35 (A) .......................        128,868         137,306
     2.000%, 08/25/41 ...........................      1,090,082       1,106,134
     0.613%, 03/25/27 (A) .......................        794,345         783,306
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
     4.500%, 08/20/19 ...........................        146,978         161,036
     4.000%, 12/15/18 ...........................        152,104         164,680
     4.000%, 08/20/39 ...........................        493,430         528,781
     3.500%, 04/20/40 (A) .......................         76,329          79,956
     3.250%, 11/20/39 ...........................        216,593         232,425
     3.000%, 09/16/39 ...........................        382,447         398,501
     2.500%, 12/16/25 ...........................      1,462,010       1,509,353
     2.500%, 08/20/39 ...........................        815,848         839,830


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 43.6% (CONTINUED)
--------------------------------------------------------------------------------

                                                         FACE
DESCRIPTION                                             AMOUNT          VALUE
-----------                                          -----------     -----------
     2.000%, 05/20/40 ...........................    $   886,426     $   902,567
     1.625%, 11/20/23 (A) .......................        334,542         344,921
     1.625%, 11/20/27 (A) .......................        259,198         267,241
     1.625%, 11/20/29 (A) .......................        263,435         271,608
     1.250%, 08/20/27 ...........................        217,491         218,774
NATIONAL CREDIT UNION ADMINISTRATION (NCUA)
     1.840%, 10/07/20 ...........................        423,176         430,119
     1.600%, 10/29/20 ...........................        768,041         780,363
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS
  (Cost $16,572,829) ............................                     16,821,870
                                                                     -----------
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- 42.8%
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION PASS-THROUGH AGENCY (SBA)
     7.100%, 02/01/17 ...........................          8,182           8,831
     5.250%, 06/25/14 (A) .......................          1,136           1,156
     4.265%, 05/25/14 (A) .......................         49,199          49,234
     3.875%, 02/25/25 (A) .......................         28,972          32,198
     3.625%, 10/25/24 (A) .......................         12,446          13,649
     3.625%, 10/25/25 (A) .......................         23,882          26,093
     3.375%, 09/25/25 (A) .......................         24,055          25,479
     3.125%, 07/25/21 (A) .......................          3,539           3,682
     3.125%, 06/25/25 (A) .......................         11,977          12,942
     2.575%, 11/25/14 (A) .......................        162,734         164,405
     2.000%, 06/25/31 (A) .......................        987,472       1,053,252
     1.750%, 03/25/31 (A) .......................        978,009       1,037,011
     1.625%, 04/25/16 (A) .......................          6,524           6,502
     1.625%, 10/25/18 (A) .......................         62,603          62,966
     1.400%, 09/25/32 (A) .......................        771,758         805,809
     1.375%, 07/25/17 (A) .......................         21,960          22,128
     1.375%, 09/25/17 (A) .......................          3,356           3,382
     1.250%, 10/25/13 (A) .......................        161,032         160,941
     1.250%, 01/25/14 (A) .......................            592             591
     1.250%, 03/25/17 (A) .......................          6,489           6,525
     1.250%, 11/25/17 (A) .......................        133,477         134,279
     1.250%, 12/25/17 (A) .......................        140,456         141,309
     1.250%, 02/25/18 (A) .......................        390,424         396,216
     1.250%, 04/25/18 (A) .......................         86,055          87,179
     1.250%, 05/25/18 (A) .......................         90,126          91,317
     1.250%, 07/25/25 (A) .......................        824,105         833,286
     1.000%, 08/25/18 (A) .......................        188,123         189,122


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION (SBA) -- 42.8% (CONTINUED)
--------------------------------------------------------------------------------

                                                         FACE
DESCRIPTION                                             AMOUNT          VALUE
-----------                                          -----------     -----------
     1.000%, 09/25/21 (A) .......................   $    317,887     $   320,374
     1.000%, 11/25/24 (A) .......................        104,381         105,682
     1.000%, 10/25/31 (A) .......................      1,315,301       1,342,168
     1.000%, 11/25/33 (A) .......................        290,984         297,561
     1.000%, 07/25/34 (A) .......................        392,259         401,310
     0.875%, 10/25/21 (A) .......................        127,203         128,080
     0.875%, 01/25/25 (A) .......................        150,524         151,845
     0.820%, 06/25/34 (A) .......................        710,024         717,583
     0.800%, 05/25/18 (A) .......................        809,686         811,443
     0.750%, 11/25/20 (A) .......................        405,347         406,529
     0.750%, 08/25/22 (A) .......................      1,848,368       1,856,454
     0.750%, 10/25/24 (A) .......................        914,156         918,683
     0.740%, 03/25/25 (A) .......................        346,922         348,545
     0.720%, 04/25/28 (A) .......................        569,507         572,114
     0.700%, 02/25/30 (A) .......................        368,106         369,612
     0.625%, 01/25/27 (A) .......................        512,498         513,089
     0.625%, 03/25/30 (A) .......................        319,590         319,926
     0.600%, 09/25/30 (A) .......................        584,069         584,064
     0.570%, 09/25/31 (A) .......................        527,600         526,846
     0.570%, 11/25/31 (A) .......................        450,620         449,962
                                                                     -----------
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
  (Cost $16,278,219)                                                  16,511,354
                                                                     -----------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.1%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
     1.750%, 05/24/18 ...........................      1,000,000       1,005,692
     1.000%, 04/24/15 ...........................        750,000         751,850
     0.850%, 01/26/15 (B) .......................        600,000         602,448
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $2,352,959) .............................                      2,359,990
                                                                     -----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.5%
--------------------------------------------------------------------------------
U.S. TREASURY BOND
     2.750%, 11/15/42 ...........................        100,000          96,344
U.S. TREASURY NOTE
     1.625%, 11/15/22 ...........................        500,000         494,531
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $591,065) ...............................                        590,875
                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               LIMITED DURATION
                                                               GOVERNMENT FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.5%
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT/
DESCRIPTION                                             SHARES          VALUE
-----------                                          -----------    ------------
Ally Bank, 1.100%, 08/17/15 .....................    $   248,000    $    248,223
BMW Bank of North America, 0.850%, 06/08/15 .....        248,000         248,000
Discover Bank, 1.150%, 08/24/15 .................        248,000         248,199
FirstBank Puerto Rico, 0.800%, 12/08/14 .........        248,000         248,000
GE Capital Bank, 1.000%, 07/14/14 ...............        248,000         248,701
GE Capital Retail Bank, 1.000%, 07/14/14 ........        248,000         248,701
Goldman Sachs Bank USA, 0.900%, 06/05/15 ........        248,000         246,657
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,736,000) ...............................                      1,736,481
                                                                     -----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.1%
--------------------------------------------------------------------------------
SEI Daily Income Trust Government Fund,
 Cl A, 0.020% (C)
  (Cost $1,601,299) .............................      1,601,299       1,601,299
                                                                     -----------
TOTAL INVESTMENTS -- 102.6%
  (Cost $39,132,371) ............................                    $39,621,869
                                                                     ===========

Percentages are based on Net Assets of $38,604,074.

(A) Variable rate security - Rate disclosed is the rate in effect on December 31, 2012.

(B) Step Bond - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2012. The coupon on a step bond changes on a specified date.

(C)  The rate reported is the 7-day effective yield as of December 31, 2012.

Cl -- Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]

21.8% Industrials
21.4% Information Technology
17.7% Exchange Traded Funds
8.6% Consumer Staples
8.2% Health Care
7.9% Energy
4.6% Financials
3.8% Materials
2.1% Telecommunication Services
2.0% Utilities
1.9% Short-Term Investment

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

COMMON STOCK -- 80.8%
--------------------------------------------------------------------------------

DESCRIPTION                                               SHARES       VALUE
-----------                                               ------     -----------
CONSUMER STAPLES -- 8.7%
CLOROX ............................................        2,520     $   184,514
COCA-COLA .........................................       15,417         558,866
KIMBERLY-CLARK ....................................        6,783         572,689
                                                                      ----------
                                                                       1,316,069
                                                                      ----------
ENERGY -- 7.9%
CONOCOPHILLIPS ....................................        5,581         323,642
ENERGY TRANSFER PARTNERS LP (B) ...................       13,403         575,391
TRANSOCEAN (C) ....................................        6,806         303,888
                                                                      ----------
                                                                       1,202,921
                                                                      ----------
FINANCIALS -- 4.6%
FEDERATED INVESTORS (C) ...........................       17,850         361,106
JPMORGAN CHASE (C) ................................        7,802         343,054
                                                                      ----------
                                                                         704,160
                                                                      ----------
HEALTH CARE -- 8.2%
ABBOTT LABORATORIES ...............................        5,215         341,582
AETNA .............................................        7,370         341,231
GLAXOSMITHKLINE ADR ...............................       13,040         566,849
                                                                      ----------
                                                                       1,249,662
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------
COMMON STOCK -- 80.8% (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION                                               SHARES        VALUE
-----------                                               ------    ------------
INDUSTRIALS -- 21.9%
3M ................................................        6,220    $    577,527
CATERPILLAR (C) ...................................        6,568         588,362
FLOWSERVE (C) .....................................        2,265         332,502
LOCKHEED MARTIN (C) ...............................        6,281         579,673
NORTHROP GRUMMAN ..................................        8,517         575,579
RAYTHEON (C) ......................................        5,630         324,063
UNION PACIFIC (C) .................................        2,820         354,530
                                                                    ------------
                                                                       3,332,236
                                                                    ------------
INFORMATION TECHNOLOGY -- 21.5%
ACCENTURE .........................................        8,235         547,627
AUTOMATIC DATA PROCESSING (C) .....................       10,060         573,521
INTEL (C) .........................................       15,976         329,585
INTERNATIONAL BUSINESS MACHINES (C) ...............        1,673         320,463
MICROSOFT .........................................       21,081         563,495
QUALCOMM ..........................................        9,009         558,738
SEAGATE TECHNOLOGY (C) ............................       12,111         369,144
                                                                    ------------
                                                                       3,262,573
                                                                    ------------
MATERIALS -- 3.8%
AIR PRODUCTS & CHEMICALS ..........................        6,949         583,855
                                                                    ------------
TELECOMMUNICATION SERVICES -- 2.1%
DEUTSCHE TELEKOM ADR * ............................       28,085         319,102
                                                                    ------------
UTILITIES -- 2.1%
TECO ENERGY .......................................       18,701         313,429
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $11,859,670) ..............................                   12,284,007
                                                                    ------------
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 17.8%
--------------------------------------------------------------------------------
SPDR TRUST SERIES 1 (C) (COST $2,600,781) .........       19,000       2,707,880
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.8%
--------------------------------------------------------------------------------
SEI Daily Income Trust Government Fund,
  Cl A, 0.020% (A)
  (Cost $281,608) .................................      281,608         281,608
                                                                    ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $14,742,059) ..............................                 $ 15,273,495
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------
WRITTEN OPTIONS* -- (0.5%)
--------------------------------------------------------------------------------

DESCRIPTION                                                 CONTRACTS    VALUE
-----------                                                 ---------  ---------
AUTOMATIC DATA PROCESSING CALL, EXPIRES 02/15/13,
     STRIKE PRICE $60.00 ...............................       (30)    $   (900)
CATERPILLAR CALL, EXPIRES 01/18/13,
     STRIKE PRICE $92.50 ...............................       (20)      (1,600)
CATERPILLAR CALL, EXPIRES 01/18/13,
     STRIKE PRICE $85.00 ...............................       (25)     (12,875)
FEDERATED INVESTORS CALL, EXPIRES 01/18/13,
     STRIKE PRICE $20.00 ...............................       (50)      (1,000)
FLOWSERVE CALL, EXPIRES 01/18/13,
     STRIKE PRICE $145.00 ..............................       (10)      (3,850)
INTEL CALL, EXPIRES 01/18/13,
     STRIKE PRICE $21.00 ...............................       (50)      (1,750)
INTERNATIONAL BUSINESS MACHINES CALL, EXPIRES 01/18/13,
     STRIKE PRICE $195.00 ..............................        (5)        (775)
JPMORGAN CHASE CALL, EXPIRES 01/18/13,
     STRIKE PRICE $43.00 ...............................       (25)      (4,175)
LOCKHEED MARTIN CALL, EXPIRES 01/18/13,
     STRIKE PRICE $92.50 ...............................       (20)      (4,000)
RAYTHEON CALL, EXPIRES 02/15/13,
     STRIKE PRICE $60.00 ...............................       (20)        (760)
SEAGATE TECHNOLOGY CALL, EXPIRES 01/18/13,
     STRIKE PRICE $30.00 ...............................       (35)      (4,690)
SPDR S&P 500 ETF TRUST CALL, EXPIRES 01/18/13,
     STRIKE PRICE $142.00 ..............................       (50)     (12,700)
SPDR S&P 500 ETF TRUST CALL, EXPIRES 01/18/13,
     STRIKE PRICE $143.00 ..............................       (50)      (9,600)
SPDR S&P 500 ETF TRUST CALL, EXPIRES 01/18/13,
     STRIKE PRICE $144.00 ..............................       (50)      (7,000)
SPDR S&P 500 ETF TRUST CALL, EXPIRES 01/18/13,
     STRIKE PRICE $146.00 ..............................       (40)      (2,480)
TRANSOCEAN CALL, EXPIRES 01/18/13,
     STRIKE PRICE $49.00 ...............................       (25)        (325)
UNION PACIFIC CALL, EXPIRES 02/15/13,
     STRIKE PRICE $130.00 ..............................       (10)      (1,970)
                                                                       --------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               TACTICAL ASSET
                                                               ALLOCATION FUND
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WRITTEN OPTIONS* -- (CONTINUED)
--------------------------------------------------------------------------------

DESCRIPTION                                           CONTRACTS         VALUE
-----------                                           ---------     -----------

TOTAL WRITTEN OPTIONS
     (Premiums Received $64,506) .................                  $   (70,450)
                                                                    ===========

Percentages are based on Net Assets of $15,207,660.

* Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of December 31, 2012.

(B) Security considered Master Limited Partnership. At December 31, 2012, this security amounted to $575,391 or 3.8% of Net Assets.

(C)  Underlying security for a written option.

ADR -- American Depositary Receipt

Cl -- Class

LP -- Limited Partnership

SPDR -- Standard & Poor's Depositary Receipt














    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                            USFS FUNDS             USFS FUNDS
                                                         LIMITED DURATION        TACTICAL ASSET
                                                          GOVERNMENT FUND        ALLOCATION FUND
                                                         ----------------        ---------------
ASSETS:
     Investments at Value
     (Cost $39,132,371 and $14,742,059, respectively) ..     $39,621,869           $15,273,495
     Receivable for Investment Securities Sold .........         103,560                    --
     Receivable due from Investment Adviser ............          21,220                    --
     Receivable for Dividends and Interest .............          71,861                46,284
     Prepaid Expenses ..................................           4,388                 2,465
                                                             -----------           -----------
          TOTAL ASSETS .................................     $39,822,898           $15,322,244
                                                             -----------           -----------
LIABILITIES:
     Written Options, at Value
     (Premiums received $0 and $64,506, respectively) ..              --                70,450
     Payable for Capital Shares Redeemed ...............         151,377                   820
     Payable due to Investment Adviser .................          13,486                 9,936
     Payable due to Administrator ......................          12,076                 4,863
     Payable due to Trustees ...........................             393                   161
     Chief Compliance Officer Fees Payable .............           1,830                   748
     Payable for Investment Securities Purchased .......         976,292                    --
     Other Accrued Expenses ............................         63,370                 27,606
                                                             -----------           -----------
          TOTAL LIABILITIES ............................       1,218,824               114,584
                                                             -----------           -----------
NET ASSETS .............................................     $38,604,074           $15,207,660
                                                             ===========           ===========
NET ASSETS CONSIST OF:
     Paid-in Capital ...................................     $38,318,445           $14,327,376
     Undistributed (Distributions in Excess of)
       Net Investment Income ...........................           3,621                    --
     Accumulated Net Realized Gain (Loss)
       on Investments and Written Options ..............        (207,490)              354,792
     Net Unrealized Appreciation on Investments
       and Written Options .............................         489,498               525,492
                                                             -----------           -----------
NET ASSETS .............................................     $38,604,074           $15,207,660
                                                             ===========           ===========
INSTITUTIONAL SHARES:
     Outstanding Shares of Beneficial Interest
       (Unlimited authorization -- no par value) .......       3,198,603             1,488,027
                                                             ===========           ===========
     Net Asset Value, Offering and Redemption
       Price Per Share .................................     $     12.07           $     10.22
                                                             ===========           ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               FOR THE
                                                               YEAR ENDED
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                              USFS FUNDS           USFS FUNDS
                                                           LIMITED DURATION      TACTICAL ASSET
                                                            GOVERNMENT FUND      ALLOCATION FUND
                                                           ----------------      ---------------
INVESTMENT INCOME
     Interest Income ...................................       $ 529,320          $         --
     Dividend Income ...................................             538               476,423
                                                               ---------           -----------
          TOTAL INVESTMENT INCOME ......................         529,858               476,423
                                                               ---------           -----------
EXPENSES:
     Investment Advisory Fees ..........................         184,640               133,781
     Administration Fees ...............................         143,094                56,906
     Trustees' Fees ....................................          17,345                 6,713
     Chief Compliance Officer Fees .....................           7,548                 2,953
     Legal Fees ........................................          41,699                16,416
     Transfer Agent Fees ...............................          49,356                36,456
     Audit Fees ........................................          33,363                13,571
     Printing Fees .....................................          13,539                 6,329
     Custodian Fees ....................................           9,583                 5,000
     Registration and Filing Fees ......................           3,495                 2,494
     Insurance and Other Fees ..........................          30,946                 6,853
                                                               ---------           -----------
     TOTAL EXPENSES ....................................         534,608               287,472
                                                               ---------           -----------
LESS: ..................................................
Waiver of Investment Advisory Fees .....................        (184,640)                   --
Reimbursement from Investment Adviser ..................         (12,202)                   --
Fees Paid Indirectly(1) ................................              (2)                   (1)
                                                               ---------           -----------
NET EXPENSES ...........................................         337,764               287,471
                                                               ---------           -----------
     NET INVESTMENT INCOME .............................         192,094               188,952
                                                               ---------           -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS ................         (47,354)            2,428,032
NET REALIZED GAIN ON WRITTEN OPTIONS ...................              --                16,184
NET CHANGE ON UNREALIZED APPRECIATION (DEPRECIATION)
     INVESTMENTS .......................................         157,722            (1,096,751)
NET CHANGE IN UNREALIZED DEPRECIATION WRITTEN OPTIONS ..              --                (5,944)
                                                               ---------           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
     WRITTEN OPTIONS ...................................         110,368             1,341,521
                                                               ---------           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...       $ 302,462           $ 1,530,473
                                                               =========           ===========

(1) See Note 5 in Notes to Financial Statements.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED            YEAR ENDED
                                                        DECEMBER 31, 2012     DECEMBER 31, 2011
                                                        -----------------     -----------------
OPERATIONS:
     Net Investment Income ...........................    $   192,094           $   260,962
     Net Realized Gain (Loss) on Investments .........        (47,354)               69,071
     Net Change in Unrealized Appreciation
     on Investments ..................................        157,722               152,853
                                                          -----------           -----------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ...............................        302,462               482,886
                                                          -----------           -----------
DIVIDENDS:
     Net Investment Income ...........................       (252,091)             (306,177)
                                                          -----------           -----------
     TOTAL DIVIDENDS .................................       (252,091)             (306,177)
                                                          -----------           -----------
CAPITAL SHARE TRANSACTIONS:
     Issued ..........................................      5,087,677            20,864,873
     Reinvestment of Distributions ...................        231,976                65,476
     Redeemed ........................................    (23,205,781)          (20,062,364)
                                                          -----------           -----------
     NET INCREASE (DECREASE) IN NET ASSETS DERIVED
       FROM CAPITAL SHARE TRANSACTIONS ...............    (17,886,128)              867,985
                                                          -----------           -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS .........    (17,835,757)            1,044,694
                                                          -----------           -----------
NET ASSETS:
     Beginning of Period .............................     56,439,831            55,395,137
                                                          -----------           -----------
     End of Period ...................................    $38,604,074           $56,439,831
                                                          ===========           ===========
     Undistributed Net Investment Income .............    $     3,621                 $ 116
                                                          ===========           ===========
SHARES TRANSACTIONS:
     Issued ..........................................        421,952             1,732,804
     Reinvestment of Distributions ...................         19,245                 5,437
     Redeemed ........................................     (1,924,514)           (1,664,829)
                                                          -----------           -----------
     TOTAL INCREASE (DECREASE) IN SHARES OUTSTANDING
       FROM CAPITAL SHARE TRANSACTIONS ...............     (1,483,317)               73,412
                                                          ===========           ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED             YEAR ENDED
                                                DECEMBER 31, 2012      DECEMBER 31, 2011
                                                -----------------      -----------------
OPERATIONS:
     Net Investment Income ..................      $   188,952            $ 327,411
     Net Realized Gain on Investments and ...
       Written Options                               2,444,216            1,059,955
     Net Change in Unrealized Depreciation ..
       on Investments and Written Options ...       (1,102,695)            (825,925)
                                                    -----------            ---------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ......................        1,530,473              561,441
                                                    -----------            ---------
DIVIDENDS AND DISTRIBUTIONS:
     Net Investment Income ..................         (193,329)            (296,965)
     Net Realized Gain ......................       (1,586,192)          (1,831,727)
                                                    -----------           ----------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ......       (1,779,521)          (2,128,692)
                                                    -----------           ----------
CAPITAL SHARE TRANSACTIONS:
     Issued .................................        3,184,220            3,576,069
     Reinvestment of Distributions ..........        1,779,508              193,975
     Redeemed ...............................       (9,208,781)          (7,003,844)
                                                    -----------           ----------
     NET DECREASE IN NET ASSETS DERIVED
       FROM CAPITAL SHARE TRANSACTIONS ......       (4,245,053)          (3,233,800)
                                                    -----------           ----------
     TOTAL DECREASE IN NET ASSETS ...........       (4,494,101)          (4,801,051)
                                                    -----------           ----------
NET ASSETS:
     Beginning of Period ....................       19,701,761           24,502,812
                                                    ----------           -----------
     End of Period ..........................      $15,207,660          $19,701,761
                                                    ==========           ===========
SHARES TRANSACTIONS:
     Issued .................................          291,939              316,785
     Reinvestment of Distributions ..........          171,175               18,361
     Redeemed ...............................         (845,678)            (642,772)
                                                    ----------           -----------
     TOTAL DECREASE IN SHARES OUTSTANDING ...
       FROM CAPITAL SHARE TRANSACTIONS ......         (382,564)            (307,626)
                                                    ==========           ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 USFS FUNDS
                                                                LIMITED DURATION
                                                                GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------
                                                2012            2011           2010         2009(4)          2008
                                             ------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ....................   $   12.05      $   12.02      $   12.07      $   12.16      $   12.12
                                                 -----          -----          -----          -----          -----
Income from Investment Operations:
Net Investment Income(1) .................        0.05           0.05           0.14           0.28           0.42
Net Realized and Unrealized Gain (Loss) ..        0.04           0.04           0.09          (0.02)          0.08
                                                 -----          -----          -----          -----          -----
Total from Operations ....................        0.09           0.09           0.23           0.26           0.50
                                                 -----          -----          -----          -----          -----
Dividends and Distributions:
Net Investment Income ....................       (0.07)         (0.06)         (0.14)         (0.27)         (0.42)
Net Realized Gains .......................          --             --          (0.14)         (0.08)         (0.04)
                                                 -----          -----          -----          -----          -----
Total Dividends and Distributions ........       (0.07)         (0.06)         (0.28)         (0.35)         (0.46)
                                                 ------         -----          -----          -----          -----
NET ASSET VALUE,
  END OF PERIOD ..........................   $   12.07      $   12.05      $   12.02      $   12.07      $   12.16
                                                 =====          =====          =====          =====          =====

TOTAL RETURN+                                     0.74%(2)       0.77%(2)       1.92%(2)       2.20%(2)       4.22%
                                                 =====          =====          =====          =====          =====

Net Assets, End of Period (Thousands) ....   $  38,604      $  56,440      $  55,395     $   45,215     $   55,110
Ratio of Expenses to Average
Net Assets(3) ............................        0.75%          0.75%          0.75%          0.73%          0.65%
Ratio of Expenses to Average Net Assets
  (Excluding waivers & fees
  paid indirectly) .........................      1.19%          0.96%          0.99%          0.73%          0.65%
Ratio of Net Investment Income to
  Average Net Assets .......................      0.43%          0.44%          1.14%          2.30%          3.46%

Portfolio Turnover Rate ....................       373%           827%           647%           165%            54%


+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distri- butions or the redemption of Fund shares.

(1)  Per share amounts are based upon average shares outstanding.

(2) Total return would have been lower had the Adviser not waived a portion of its fees during the period.

(3) Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.

(4) On November 30, 2009, shareholders of the Accessor Limited Duration U. S. Government Fund (the "Predecessor Fund") approved a tax-free reorganization under which all assets and liabili- ties of the Predecessor Fund were transferred to The Advisors' Inner Circle Fund USFS Funds Limited Duration Government Fund at the close of business on December 11, 2009.

Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                  USFS FUNDS
                                                                 TACTICAL ASSET
                                                                 ALLOCATION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                                2012            2011           2010         2009(2)
                                             ----------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ....................   $ 10.53          $ 11.25       $ 10.19       $ 10.00
                                               -----            -----         -----         -----
Income from Investment Operations:
Net Investment Income(1) .................      0.12             0.16          0.07          0.03
Net Realized and Unrealized Gain .........      0.75             0.20          1.35          0.19
                                               -----            -----         -----         -----
Total from Operations ....................      0.87             0.36          1.42          0.22
                                               -----            -----         -----         -----
Dividends and Distributions:
Net Investment Income ....................     (0.12)           (0.15)        (0.07)        (0.03)
Net Realized Gains .......................     (1.06)           (0.93)        (0.29)           --
                                               ------           -----         -----         -----
Total Dividends and Distributions ........     (1.18)           (1.08)        (0.36)        (0.03)
                                               ------           -----         -----         -----
NET ASSET VALUE,
  END OF PERIOD ..........................  $  10.22          $ 10.53       $ 11.25       $ 10.19
                                               =====            =====         =====         =====

TOTAL RETURN+ ............................      8.37%            3.39%        14.07%         2.15%
                                               =====            =====         =====         =====

Net Assets, End of Period (Thousands) ....  $ 15,208 $         19,702 $      24,503 $      23,156
Ratio of Expenses to Average
  Net Assets (3) .........................      1.61%            1.36%         1.39%         2.45%*
Ratio of Expenses to Average Net Assets
  (Excluding fees paid indirectly) .......      1.61%            1.36%         1.39%         2.45%*
Ratio of Net Investment Income to
  Average Net Assets .....................      1.06%            1.40%         0.69%         3.13%*

Portfolio Turnover Rate ..................       244%             119%          175%           25%**


+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemp- tion of Fund shares.

(1)  Per share amounts are based upon average shares outstanding.

(2)  Fund commenced operations on November 30, 2009.

(3) Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.

*    Annualized

**   Not annualized

Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty seven funds. The financial statements herein are those of the USFS Funds Limited Duration Government Fund, a diversified fund and the USFS Funds Tactical Asset Allocation Fund, a non-diversified fund (the "Funds"). The financial statements of the remaining funds are presented separately. The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital. The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Funds may change their investment objective without shareholder approval upon 60 days' notice to shareholders. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Funds are registered to offer Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Certificates of deposits are valued at their amortized cost, which approximates market value. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------


     designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2012, there were no securities valued in accordance with Fair Value Procedures.

     In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

          Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

          Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------


The summary of the inputs used as of December 31, 2012 in valuing the USFS Funds Limited Duration Government Fund's investments carried at fair value is as follows:

The following is a summary of the inputs used as of December 31, 2012 when valuing the Fund's investments:



Investments in Securities                  LEVEL 1                  LEVEL 2             LEVEL 3                 TOTAL
                                         -----------             ------------        -------------          ------------
U.S. Government Agency
Mortgage-Backed Obligations ........     $        --             $ 16,821,870        $         --           $ 16,821,870
Small Business .....................
Administration (SBA) ...............              --               16,511,354                  --             16,511,354
U.S. Government Agency
Obligations ........................              --                2,359,990                  --              2,359,990
U.S. Treasury Obligations ..........              --                  590,875                  --                590,875
Certificates of Deposit ............              --                1,736,481                  --              1,736,481
Short-Term Investment ..............       1,601,299                       --                  --              1,601,299
                                         -----------             ------------        ------------           ------------
Total Investments in Securities ....     $ 1,601,299             $ 38,020,570        $         --           $ 39,621,869
                                         ===========             ============        ============           ============

As of December 31, 2012, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level 1. For details of investment classifications, reference the Schedules of Investments.

During the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities and there have been no transfers between Level 2 and Level 3 assets and liabilities. For the year ended December 31, 2012, there were no Level 3 securities. For the year ended December 31, 2012, there have been no significant changes to the Funds' fair valuation methodologies.

FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------


SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

MASTER LIMITED PARTNERSHIPS -- Entities commonly referred to as "MLPs" are generally organized under state law as limited partnerships or limited liability companies. The USFS Funds Tactical Asset Allocation Fund intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

EXPENSES -- Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The USFS Funds Limited Duration Government Fund declares its net investment income monthly and distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The USFS Funds Tactical Asset Allocation Fund declares its net investment income quarterly and distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

3. DERIVATIVE CONTRACTS:

In accordance with the authoritative guidance under GAAP, the Funds disclose:
a) how and why they use derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

The USFS Funds Tactical Asset Allocation Fund invests in financial options contracts that seek to protect a position within its portfolio through hedging techniques. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Transactions in option contracts written for the Tactical Asset Allocation Fund for the fiscal year ended December 31, 2012, were as follows:



                                                NUMBER OF
                                                CONTRACTS           PREMIUMS
                                                ---------           --------

     Outstanding at January 1, 2012                  --          $        --
     Options written .......................     (2,117)            (182,660)
     Options closed ........................        700               60,598
     Options expired .......................        547               28,662
     Options exercised .....................        355               28,894
                                                 -------         ------------
     Outstanding at December 31, 2012 ......       (515)         $   (64,506)
                                                 =======         ============

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust, other then the Chief Compliance Officer ("CCO") as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services and fees have been approved by and reviewed by the Board.

5. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The USFS Funds (the "Funds") and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.12% of the Funds' first $1 billion of average daily net assets; 0.10% of the Funds' average daily net assets between $1 billion and $1.5 billion; and 0.08% of the Funds' average daily net assets over $1.5 billion, subject to a minimum annual fee for the Funds of $200,000 and $15,000 for each additional share class.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended December 31, 2012, the Funds earned a credit of $2 and $1 respectively, which were used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

6. INVESTMENT ADVISORY AGREEMENT:

The Funds and Pennant Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.41% and 0.75% of each Fund's average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively. The Adviser agreed to voluntarily waive its fee and other expenses to limit operating expenses to 0.75% of the USFS Funds Limited Duration Government Fund. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended December 31, 2012, were as follows:


                                        PURCHASES                     SALES AND MATURITIES
                           --------------------------------      -------------------------------
                             U.S. GOVERNMENT                       U.S. GOVERNMENT
                               SECURITIES         OTHER              SECURITIES        OTHER
                           -----------------  -------------      ----------------- -------------
USFS Funds
  Limited Duration
  Government Fund .....    $   114,852,361    $  28,111,981         $ 120,663,666   $ 31,326,323
USFS Funds
  Tactical Asset
  Allocation Fund .....    $            --    $  42,813,658         $          --   $ 48,508,963


8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to paydowns, distribution, Master Limited Partnership reclassifications and REIT adjustments, have been reclassified to (from) the following accounts:


                                      UNDISTRIBUTED NET           ACCUMULATED NET            PAID IN
                                      INVESTMENT INCOME            REALIZED LOSS             CAPITAL
                                      -----------------           ---------------            -------
USFS Funds Limited Duration
  Government Fund ................         $63,502                   $(63,502)                $ --
USFS Funds Tactical Asset
  Allocation Fund ................           4,377                     (4,292)                 (85)


These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the years ended December 31, 2012 and 2011 was as follows:




                         ORDINARY               LONG-TERM
                         INCOME               CAPITAL GAIN           TOTAL
                         --------             ------------           -----

USFS Funds Limited Duration Government Fund
2012 ..............   $  252,091              $        --          $   252,091
2011 ..............      306,177                       --              306,177
USFS Funds Tactical Asset Allocation Fund
2012 ..............   $  393,601              $ 1,385,920          $ 1,779,521
2011 ..............    1,469,985                  658,707            2,128,692


As of December 31, 2012, the components of distributable earnings on tax basis were as follows:




                                             USFS FUNDS            USFS FUNDS
                                           LIMITED DURATION      TACTICAL ASSET
                                           GOVERNMENT FUND       ALLOCATION FUND
                                           ----------------      ---------------
Undistributed Ordinary Income .............  $   3,621            $   121,866
Undistributed Long-Term Capital Gains .....         --                215,145
Capital loss carryforwards ................   (203,716)                    --
Unrealized Appreciation ...................    485,724                570,024
Other Temporary Differences ...............         --                (26,751)
                                             ---------            -----------
Accumulated Earnings ......................  $ 285,629            $   880,284
                                             ---------            -----------


Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:



                                 SHORT-TERM LOSS      LONG-TERM LOSS      TOTAL
                                 ---------------      --------------    --------

USFS Funds Limited Duration
Government Fund .................   $182,145             $21,571        $203,716

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

For Federal income tax purposes, the cost of securities owned at December 31, 2012, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding written options) by the Funds at December 31, 2012, were as follows:


                                                                AGGREGATE              AGGREGATE
                                                                  GROSS                  GROSS                   NET
                                         FEDERAL TAX            UNREALIZED             UNREALIZED             UNREALIZED
                                            COST               APPRECIATION           DEPRECIATION           APPRECIATION
                                         -----------           ------------           ------------           ------------
USFS Funds Limited
  Duration Government
  Fund ..............................    $39,136,145             $494,864             $   (9,140)              $485,724
USFS Funds Tactical Asset
  Allocation Fund ...................     14,697,527              720,914               (144,946)               575,968


9. CONCENTRATION OF RISK:

The market values of the USFS Funds Limited Duration Government Fund's investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

THE ADVISORS' INNER CIRCLE FUND                                USFS FUNDS
                                                               DECEMBER 31, 2012
--------------------------------------------------------------------------------

10. OTHER:

At December 31, 2012, for the USFS Funds Limited Duration Government Fund, 99% of total shares outstanding were held by one record shareholder. At December 31, 2012, for the USFS Funds Tactical Asset Allocation Fund, 95% of total shares outstanding were held by one record shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. RECENT ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance "BALANCE SHEET -- DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES". The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments with the exception of the following.

At a meeting held on November 13, 2012, the Board of Trustees (the "Board") of the Trust approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the USFS Funds Limited Duration Government Fund (the "Target Government Fund") and USFS Funds Tactical Asset Allocation Fund (the "Target Tactical Fund"), and USFS Funds Trust (the "USFS Trust"), a Delaware statutory trust.

The Board's decision to reorganize the Target Government Fund and Target Tactical Fund is subject to shareholder approval. If approved by shareholders, the reorganization is anticipated to close on March 28, 2013.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------






                      [This Page Intentionally Left Blank]

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors' Inner Circle Fund and Shareholders of USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (two of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at December 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the USFS Limited Duration Government Fund for the year ended December 31, 2008 were audited by another independent registered public accounting firm whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (CONCLUDED) (UNAUDITED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

------------------------------------------------------------------------------------------------------------------
                            BEGINNING               ENDING                                   EXPENSES
                             ACCOUNT                ACCOUNT           ANNUALIZED               PAID
                              VALUE                  VALUE              EXPENSE               DURING
                            07/01/12                12/31/12            RATIOS                PERIOD*
------------------------------------------------------------------------------------------------------------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
ACTUAL FUND RETURN         $1,000.00               $1,004.70            0.75%                 $3.78
HYPOTHETICAL 5% RETURN      1,000.00                1,021.44            0.75%                  3.81
------------------------------------------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET ALLOCATION FUND
ACTUAL FUND RETURN         $1,000.00               $1,039.20            1.69%                 $8.68
HYPOTHETICAL 5% RETURN      1,000.00                1,016.69            1.69%                  8.58
------------------------------------------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be

----------------------------------------------------------------------------------------------------------------
                            POSITION(S) HELD
                            WITH THE TRUST         PRINCIPAL
NAME, ADDRESS,              AND LENGTH OF          OCCUPATION(S)
AGE(1)                      TIME SERVED(2)         DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS(3,4)
----------------------------------------------------------------------------------------------------------------
ROBERT NESHER               Chairman of the        SEI employee 1974 to present; currently performs various
66 yrs. old                 Board of Trustees      services on behalf of SEI Investments for which Mr. Nesher
                            (Since 1991)           is compensated. President and Director of SEI Structured
                                                   Credit Fund, LP. President and Chief Executive Officer of
                                                   SEI Alpha Strategy Portfolios, LP, June 2007 to present.
                                                   President and Director of SEI Opportunity Fund, L.P.
                                                   to 2010.
----------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN            Trustee                Self-Employed Consultant since 2003. Partner at
1701 Market Street          (Since 1991)           Morgan, Lewis & Bockius LLP (law firm) from 1976 to
Philadelphia, PA 19103                             2003, counsel to the Trust, SEI Investments, SIMC, the
72 yrs. old                                        Administrator and the Distributor.
----------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS(4)
----------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM          Trustee                Self-Employed Business Consultant, Business Projects Inc.
78 yrs. old                 (Since 2005)           since 1997.
----------------------------------------------------------------------------------------------------------------
JOHN K. DARR                Trustee                Retired. CEO, Office of Finance, Federal Home Loan Bank,
68 yrs. old                 (Since 2008)           from 1992 to 2007.
----------------------------------------------------------------------------------------------------------------
JOSEPH T. GRAUSE, JR.       Trustee                Self-employed consultant since January 2012. Director of
60  yrs. old                (Since 2011)           Endowments and Foundations, Morningstar Investment
                                                   Management, Morningstar, Inc., February 2010 to May
                                                   2011; Director of International Consulting and Chief
                                                   Executive Officer of Morningstar Associates Europe Limited,
                                                   Morningstar, Inc., May 2007 to February 2010; Country
                                                   Manager -- Morningstar UK Limited, Morningstar, Inc., June
                                                   2005 to May 2007.
----------------------------------------------------------------------------------------------------------------

(1)  Unless otherwise noted, the business address of each trustee is SEI
     Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's
     Declaration of Trust.

(3) Denotes Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

(4)  Board Members oversee 47 funds in The Advisors' Inner Circle Fund.


                                       36


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

"interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling
1-866-299-USFS (8737). The following chart lists Trustees and Officers as of[]December 31, 2012.


                              OTHER DIRECTORSHIPS
                                    HELD BY
                                BOARD MEMBER(5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop
Street Funds, SEI Daily Income Trust, SEI Institutional International Trust,
SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI
Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser
Managed Trust and New Covenant Funds, President and Director of SEI Structured
Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets
Fund plc, SEI Global Investments Fund plc, SEI Investments--Global Funds
Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe)
Ltd., SEI Investments--Unit Trust Management (UK) Limited, SEI Multi-Strategy
Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.
----------------------------------------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Daily
Income Trust, SEI Institutional International Trust, SEI Institutional
Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI
Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New
Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007.
Director of SEI Investments (Europe), Limited, SEI Investments--Global Funds
Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia),
Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments
- Unit Trust Management (UK) Limited. Director of the Distributor since 2003.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds; Director
of Oregon Transfer Co.
----------------------------------------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.
Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc.
(non-profit developer of affordable housing for ownership). Director, Meals on
Wheels, Lewes/Rehoboth Beach, DE.
----------------------------------------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.
----------------------------------------------------------------------------------------------------------------

(5) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e.,
     "public companies") or other investment companies under the 1940 act.


                                       37


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD
                         WITH THE TRUST             PRINCIPAL
NAME, ADDRESS,           AND LENGTH OF              OCCUPATION(S)
AGE(1)                   TIME SERVED(2)             DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS (3,4) (CONTINUED)
----------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON       Trustee                    Retired. Private investor and self-employed consultant
70 yrs. old               (Since 2005)               (strategic investments) since 1994.
----------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN        Trustee                    Vice President, Compliance, AARP Financial Inc. from 2008-
69 yrs. old               (Since 2005)               2010. Self-Employed Legal and Financial Services Consultant
                                                     since 2003.
----------------------------------------------------------------------------------------------------------------
BRUCE R. SPECA            Trustee                    Global Head of Asset Allocation, Manulife Asset Management
56 yrs. old               (Since 2011)               (subsidiary of Manulife Financial), June 2010 to May 2011;
                                                     Executive Vice President -- Investment Management Services,
                                                     John Hancock Financial Services (subsidiary of Manulife
                                                     Financial), June 2003 to June 2010.
----------------------------------------------------------------------------------------------------------------
JAMES M. STOREY           Trustee                    Attorney, Solo Practitioner since 1994.
81 yrs. old               (Since 1994)
----------------------------------------------------------------------------------------------------------------
GEORGE J.                 Trustee                    Retired since January 2012. Self-employed Consultant,
SULLIVAN, JR.             Lead Independent           Newfound Consultants Inc. April 1997 to December 2011.
70 yrs. old               Trustee
                          (Since 1999)
----------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------
MICHAEL BEATTIE           President                  Director of Client Service at SEI from 2004 to 2011. Vice
47 yrs. old               (Since 2011)               President at SEI from 2009 to November 2011.
----------------------------------------------------------------------------------------------------------------
MICHAEL LAWSON            Treasurer, Controller      Director, SEI Investments, Fund Accounting since July
52 yrs. old               and Chief Financial        2005. Manager, SEI Investments, Fund Accounting at SEI
                          Officer                    Investments AVP from April 1995 to February 1998 and
                          (Since 2005)               November 1998 to July 2005.
----------------------------------------------------------------------------------------------------------------

(1)  Unless otherwise noted, the business address of each trustee is SEI
     Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's
     Declaration of Trust.

(3)  Board Members oversee 47 funds in The Advisors' Inner Circle Fund.


                                       38


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

                              OTHER DIRECTORSHIPS
                                    HELD BY
                            BOARD MEMBER/OFFICER(4)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop
Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI
Institutional International Trust, SEI Institutional Managed Trust, SEI
Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust
and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director,
Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
----------------------------------------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II and Bishop
Street Funds
----------------------------------------------------------------------------------------------------------------
Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.[]
----------------------------------------------------------------------------------------------------------------
Trustee/Director of The Advisors' Inner Circle Fund II, Bishop Street Funds,
U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional
International Trust, SEI Institutional Investments Trust, SEI Institutional
Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust,
SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December
2010.
----------------------------------------------------------------------------------------------------------------
Current Directorships: Trustee/ Director of State Street Navigator Securities
Lending Trust, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI
Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional
International Trust, SEI Institutional Investments Trust, SEI Institutional
Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax
Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and
New Coveneant Funds; member of the independent review committee for SEI's
Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.
----------------------------------------------------------------------------------------------------------------
                                     None.
----------------------------------------------------------------------------------------------------------------
                                     None.
----------------------------------------------------------------------------------------------------------------

(4) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e.,
     "public companies") or other investment companies under the 1940 act.


                                       39


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD WITH      PRINCIPAL
NAME, ADDRESS,           THE TRUST AND LENGTH       OCCUPATION(S)
AGE(1)                   OF TIME SERVED             DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
OFFICERS(CONTINUED)
RUSSELL EMERY            Chief Compliance           Chief Compliance Officer of SEI Structured Credit Fund,
50 yrs. old              Officer                    LP and SEI Alpha Strategy Portfolios, LP since June 2007.
                         (Since 2006)               Chief Compliance Officer of SEI Opportunity Fund, L.P.,
                                                    SEI Institutional Managed Trust, SEI Asset Allocation Trust,
                                                    SEI Institutional International Trust, SEI Institutional
                                                    Investments Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                    Trust and SEI Tax Exempt Trust since March 2006.
----------------------------------------------------------------------------------------------------------------
DIANNE M. SULZBACH      Vice President             Counsel at SEI Investments since 2010. Associate at Morgan,
35 yrs. old             and Secretary              Lewis & Bockius LLP from 2006 to 2010.
                        (Since 2011)
----------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO        Vice President and         General Counsel and Secretary of SIMC and the
44 yrs. old             Assistant Secretary        Administrator since 2004. Vice President of SIMC and the
                        (Since 1999)               Administrator since 1999. Vice President and Assistant
                                                   Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice
                                                   President of the Distributor from 1999 to 2003.
----------------------------------------------------------------------------------------------------------------
KERI ROHN               Privacy Officer            Compliance Officer at SEI Investments since 2003.
32 yrs. old             (Since 2009)
                        AML Officer
                        (Since 2011)
----------------------------------------------------------------------------------------------------------------
JOHN MUNCH              Vice President and         Attorney at SEI Investments Company since 2001.
41 yrs. old             Assistant Secretary
                        (since 2012)
----------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each trustee and officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania
     19456.


                                       40


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

                                     OTHER
                                 DIRECTORSHIPS
                                    HELD BY
                                TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------

                                     None.

----------------------------------------------------------------------------------------------------------------

                                     None.

----------------------------------------------------------------------------------------------------------------

                                     None.

----------------------------------------------------------------------------------------------------------------

                                     None.

----------------------------------------------------------------------------------------------------------------

                                     None.

----------------------------------------------------------------------------------------------------------------


THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on August 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its personnel, ownership structure, approach to risk management, best execution and business plan. The representatives then provided an overview of the Funds, including their respective performance and the Adviser's investment process and trading practices. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER
The Board was provided with information regarding each Fund's performance since the Advisory Agreement was last approved, as well as information regarding each Fund's performance since its inception. The Board also compared each Fund's performance to its respective benchmark index and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Board noted that each Fund's performance was comparable to that of its respective benchmark index. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE
In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund's total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm's length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser's commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with respect to the USFS Funds Limited Duration Government Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to either Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                       USFS FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2012 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2012, the portfolio is designating the following items with regard to distributions paid during the year.


                                                               DIVIDENDS
                                                              QUALIFYING
                                                                  FOR
                                                               CORPORATE
               LONG TERM        ORDINARY                       DIVIDENDS      QUALIFYING      U.S.        INTEREST       SHORT-TERM
 RETURN OF    CAPITAL GAIN       INCOME           TOTAL        RECEIVABLE      DIVIDEND    GOVERNMENT      RELATED      CAPITAL GAIN
  CAPITAL     DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS    DEDUCTION(1)    INCOME(2)   INTEREST(3)   DIVIDENDS(4)    DIVIDENDS(5)
------------  -------------  -------------   -------------    -----------    -----------  ------------  -------------  -------------
USFS FUNDS LIMITED DURATION GOVERNMENT FUND
   0.00%         0.00%         100.00%           100%          0.00%          0.00%       48.32%         100.00%           0.00%

USFS FUNDS TACTICAL ASSET ALLOCATION FUND
   0.00%        77.88%          22.12%           100%         72.90%         96.94%        0.00%           0.00%         100.00%



(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

                      [This Page Intentionally Left Blank]

                                   USFS FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-2009

                                    ADVISER:
                            Pennant Management, Inc.
                             11270 West Park Place
                                   Suite 1025
                           Milwaukee, Wisconsin 53224

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

  This information must be preceded or accompanied by a current prospectus for the Fund.

USF-AR-001-0400

ITEM 2.       CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:


                                   2012                                                     2011
---------------------------------------------------------------------------------------------------------------------------
               ALL FEES AND    ALL FEES AND       ALL OTHER FEES      ALL FEES AND      ALL FEES AND       ALL OTHER FEES
                SERVICES TO      SERVICES TO        AND SERVICES      SERVICES TO       SERVICES TO         AND SERVICES
              THE TRUST THAT      SERVICE           TO SERVICE       THE TRUST THAT        SERVICE             TO SERVICE
                WERE PRE-     AFFILIATES THAT     AFFILIATES THAT      WERE PRE-      AFFILIATES THAT      AFFILIATES THAT
                APPROVED         WERE PRE-            DID NOT           APPROVED          WERE PRE-             DID NOT
                                 APPROVED           REQUIRE PRE-                          APPROVED           REQUIRE PRE-
                                                      APPROVED                                                 APPROVED
---------------------------------------------------------------------------------------------------------------------------
(a) Audit         $48,500          $0                  $0             $41,053              $0                  $0
    Fees
---------------------------------------------------------------------------------------------------------------------------
(b) Audit-          $0             $0                  $0               $0                 $0                  $0
    Related
    Fees
---------------------------------------------------------------------------------------------------------------------------
(c) Tax             $0             $0                  $0               $0                 $0                  $0
    Fees
---------------------------------------------------------------------------------------------------------------------------
(d) All             $0             $0                  $0               $0                 $0                  $0
    Other
    Fees
---------------------------------------------------------------------------------------------------------------------------

(e)(1)

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):


             --------------------------------------------------
                                          2012     2011
             --------------------------------------------------
                  Audit-Related Fees       0%        0%
             --------------------------------------------------
                  Tax Fees                 0%        0%
             --------------------------------------------------
                  All Other Fees           0%        0%
             --------------------------------------------------

(f)     Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

((h)     During the past fiscal year, all non-audit services provided by
Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.       SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                    The Advisors' Inner Circle Fund

                                                /s/ Michael Beattie
By (Signature and Title)*                       ------------------------------
                                                Michael Beattie
                                                President
Date: March 8, 2013



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                                                /s/ Michael Beattie
By (Signature and Title)*                       ------------------------------
                                                Michael Beattie
                                                President

Date: March 8, 2013
                                                /s/ Michael Lawson
By (Signature and Title)*                       ------------------------------
                                                Michael Lawson
                                                Treasurer, Controller & CFO
Date: March 8, 2013


* Print the name and title of each signing officer under his or her signature.